UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2008

Hines Real Estate Investment Trust, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On June 30, 2008, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) and Hines REIT Properties, L.P., a subsidiary of Hines REIT (collectively with Hines REIT, the “Company”) entered into an agreement, dated June 30, 2008 (the “Dealer Manager Agreement”), with Hines Real Estate Securities, Inc. (“HRES”). HRES is an affiliate of Hines Interests Limited Partnership ("Hines"), the Company’s sponsor, and serves as dealer manager for the Company’s current “best efforts” offering of $3,500,000,000 in shares of common stock (the “Offering”), including $500,000,000 of shares offered under the Company’s dividend reinvestment plan, with respect to which the Company filed a Registration Statement on Form S-11 (Reg. 333-148854) with the Securities and Exchange Commission (the “SEC”). The SEC declared the registration statement relating to the Offering effective on July 1, 2008. The discussion below contains a summary of significant terms and conditions of the Dealer Manager Agreement, a copy of which is furnished as Exhibit 1.1 to this Current Report on Form 8-K.

Under the Dealer Manager Agreement, the Company has agreed to pay HRES sales commissions of up to 7.0% of gross offering proceeds, except for proceeds attributable to: (i) shares purchased through an agreement with a licensed broker-dealer, investment advisor or bank trust department pursuant to which the buyer pays a fee based on assets under management; or (ii) shares purchased under the Company’s dividend reinvestment plan. No commissions will be paid with respect to such shares. The Company expects that all or substantially all commissions will be reallowed to participating broker-dealers. The Company and HRES have agreed that commissions may be reduced for volume discounts or waived under certain circumstances.

In addition, the Dealer Manager Agreement provides that the Company will pay HRES a dealer-manager fee of up to 2.2% of gross offering proceeds. A portion of the dealer-manager fee may be reallowed to participating broker-dealers in the form of marketing fees, to cover fees and expenses associated with conferences sponsored by participating broker-dealers and to defray other distribution-related expenses incurred by participating broker-dealers. The Company will not pay the dealer-manager fee for: (i) shares purchased through an agreement with a licensed broker-dealer, investment advisor or bank trust department pursuant to which the buyer pays a fee based on assets under management; or (ii) shares issued pursuant to its dividend reinvestment plan.In addition to the fees described above, the Advisor (defined below) may reimburse the Dealer Manager for certain marketing fees and reimbursements that HRES makes to participating broker-dealers to defray marketing and other distribution-related costs and expenses.

In addition, the Company has agreed to indemnify HRES and each soliciting dealer against certain liabilities, damages and expenses, including those under the Securities Act of 1933, as amended, and may advance amounts to an indemnified party for legal and other expenses and costs, in each case subject to certain limitations and conditions set forth in the Dealer Manager Agreement. The Dealer Manager Agreement will expire at the close of business on the date that the Offering is terminated. The Dealer Manager Agreement may be terminated by either party immediately upon a material breach by the non-terminating party or by either party on 60 days’ written notice.

Advisory Agreement

On July 1, 2008, the Company entered into an agreement (the “Advisory Agreement”) with Hines Advisors Limited Partnership (the “Advisor”). Pursuant to this agreement, the Advisor will perform day-to-day operational and administrative services for the Company, including services relating to the Offering, asset management services, acquisition services and shareholder services.The discussion below contains a summary of significant terms and conditions of the Advisory Agreement, a copy of which is furnished as Exhibit 1.2 to this Current Report on Form 8-K.

The Advisory Agreement has a one-year term and may be renewed for successive one-year periods upon the mutual consent of the parties. Renewals of the agreement must be approved by the conflicts committee of the Hines REIT board of directors . The Advisory Agreement may be terminated:

•	without cause by the Company or the Advisor upon 60 days’ written notice;

•
immediately by the Company (i) in the event the Advisor commits fraud, criminal conduct, willful misconduct or negligent breach of fiduciary duty, (ii) upon the bankruptcy of the Advisor or its involvement in similar insolvency proceedings or (iii) in the event of a material breach of the Advisory Agreement by the Advisor, which remains uncured after 10 days’ written notice; or

•
immediately by the Advisor (i) upon the bankruptcy of the Company or its involvement in similar insolvency proceedings or (ii) any material breach of the Advisory Agreement by the Company, which remains uncured after 10 days’ written notice.

If the Advisory Agreement expires and is not renewed at the election of the Company, or is otherwise terminated for any reason other than by the Advisor, the Advisor will have the right to cause the Company to purchase certain equity interests in the Company held by the Advisor or its affiliates after termination of the Advisory Agreement.

With respect to each real estate investment made after the commencement of the Offering up to an aggregate of $2,000,000,000, the Company will pay an acquisition fee equal to 2.50% of (i) the purchase price of real estate investments acquired directly by the Company, including any debt attributable to such investments, or (ii) when the Company makes an investment indirectly through another entity, such investment’s pro rata share of the gross asset value of real estate investments held by that entity. In addition, the Company will pay an acquisition fee to the Advisor, with respect to investments made after the initial $2,000,000,000 of investments made after the commencement of the Offering, equal to 0.50% of the amounts set forth in (i) and (ii). The Company will also pay the Advisor a monthly asset management fee equal to 0.0625% of the net equity capital the Company has invested in real estate investments at the end of each month. The Company has also agreed to pay to the Advisor 1.0% of the amount (i) obtained under any property loan or (ii) made available to the Company under any other debt financing.

All of these fees and the expense reimbursements described below are subject to limitations on such payments contained in Hines REIT’s Second Amended and Restated Articles of Incorporation.

The Company has also agreed to pay for or reimburse the Advisor certain expenses incurred by the Advisor and its affiliates in connection with the services provided by the Advisor under the Advisory Agreement.

The Company agreed to indemnify the Advisor against losses incurred by the Advisor in connection with the performance of its obligations under the Advisory Agreement, subject to terms and conditions contained in the Advisory Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

1.1  Dealer Manager Agreement between Hines Real Estate Investment Trust, Inc. and Hines Real Estate Securities, Inc., dated June 30, 2008.

1.2 Advisory Agreement among Hines REIT Properties, L.P., Hines Advisors Limited Partnership and Hines Real Estate Investment Trust, Inc., dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

July 7, 2008	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

1.1	Dealer Manager Agreement between Hines Real Estate Investment Trust, Inc. and Hines Real Estate Securities, Inc., dated June 30, 2008.

1.2	Advisory Agreement among Hines REIT Properties, L.P., Hines Advisors Limited Partnership and Hines Real Estate Investment Trust, Inc., dated July 1, 2008.